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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               DECEMBER 23, 2002
                                (Date of Report)


                                  ULTRAK, INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                                 0-9463                       75-2626358
(State or other jurisdiction of       (Commission                  (IRS Employer
incorporation or organization)        file Number)           Identification No.)


                             1301 WATERS RIDGE DRIVE
                             LEWISVILLE, TEXAS 75057
                    (Address of principal executive offices)



                                 (972) 353-6500
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a press release disclosing the sale of the Company's closed-circuit TV Business to Honeywell Automation and Control Solutions and the Company's name change to American Building Control, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Releases Dated December 23, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ULTRAK, INC.
                                      (Registrant)


Date: December 23, 2002               By: /s/ CHRIS SHARNG
                                         ---------------------------------------
                                      Chris Sharng, Senior Vice President and
                                      Chief Financial Officer


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
  99.1             Press Release Dated December 23, 2002